                                                                    Exhibit 4.30

                                                                  EXECUTION COPY

              Seventh Amendment and Waiver to The Credit Agreement

          This Seventh Amendment and Waiver to The Credit Agreement dated as of July 29, 2003 (this "Seventh Amendment and Waiver"), is entered into among Exide Technologies, a Delaware corporation and a debtor and a debtor in possession (the "Company"); Exide Delaware LLC, a Delaware limited liability company ("Exide LLC" ); Exide Illinois, Inc., a Pennsylvania corporation ("Exide Illinois"); RBD Liquidation, LLC, a Delaware limited liability company ("RBD"; together with the Company, Exide LLC and Exide Illinois, the "Borrowers"); GNB Battery Technologies Japan, Inc., a Delaware corporation ("GNB"; and together with the Borrowers, the "Domestic Guarantors"); the Lenders party hereto; and Citicorp USA, Inc. ("CUSA"), as agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent") and as collateral monitoring agent (in such capacity, the "Collateral Monitoring Agent"), and amends that certain Credit Agreement dated as of April 15, 2002 and amended as of a First Amendment dated as of May 17, 2002, a Second Amendment dated as of June 10, 2002, a Third Amendment and Waiver dated as of December 18, 2002, a Fourth Amendment and Waiver dated as of March 31, 2003, a Fifth Amendment and Waiver dated as of April 11, 2003 and a Sixth Amendment dated as of June 13, 2003 (as amended hereby and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") entered into among the Borrowers, the Domestic Guarantors, the Lenders, the Issuers, and CUSA as Administrative Agent and Collateral Monitoring Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                              W I T N E S S E T H:

          WHEREAS, the Company has requested (i) that certain provisions of the Credit Agreement be amended, (ii) that the Lenders waive compliance with certain provisions of the Credit Agreement and (iii) that certain transactions be permitted, all as more particularly set forth herein;

          WHEREAS, pursuant to Section 13.1(a) (Amendments, Waivers, Etc.) of the Credit Agreement, the consent of the Requisite Lenders is required to modify certain portions of the Credit Agreement and permit certain transactions as requested by the Company;

          NOW, THEREFORE, in consideration of the above premises, the parties hereto hereby agree as follows:

     Section 1. Seventh Amendment to the Credit Agreement. The Credit Agreement is, effective as of the Seventh Amendment Effective Date (as defined below), hereby amended as follows:

               (a) Article I of the Credit Agreement is amended by adding the following new definition in the appropriate alphabetical order:

                    "Shuttered Assets" means all non-operational assets including, but not limited to all Real Property, personal property and equipment owned by any Borrower or any of such Borrower's Subsidiaries which is no longer used and for which such Borrower or such Subsidiary has no future intention of use."

               (b) Section 2.9(k) of the Credit Agreement is amended (i) by deleting, in the fourth line thereof, the figure "$1,000,000" and replacing such figure with "$5,000,000" and (ii) by deleting, in the fourth line thereof, the phrase "on the next Business Day" and replacing such phrase with "on the fifth Business Day thereafter";

               (c) Section 8.4(j) is amended by deleting the word "and" at the end thereof;

               (d) Section 8.4(k) is deleted in its entirety and replaced with the following:

                    "(k) the sale of Shuttered Assets so long as (i) the aggregate amount of all Shuttered Assets so sold does not exceed $15,000,000 and (ii) prior to any sale of Shuttered Assets, the Company shall have delivered to the Administrative Agent a certificate, signed by a Responsible Officer of the Company, certifying that such sale is a sale of Shuttered Assets; and"

               (e) Section 8.4(k) is amended by adding a new Section 8.4(1) before the proviso at the end thereof to read as follows:

                    "(1) so long as no Default or Event of Default is continuing or would result therefrom, any other Asset Sale for Fair Market Value, payable in cash upon such sale (or, to the extent previously consented to by the Administrative Agent, payable for at least seventy-five percent (75%) cash; provided, however, that with respect to any such Asset Sale pursuant to this clause (l), (i) the aggregate consideration received for the sale of all assets sold during (1) the Fiscal Year ending March 31, 2003 shall not exceed $10,000,000 and (2) any Fiscal Year thereafter shall not exceed $10,000,000 and (ii) all Net Cash Proceeds of such Asset Sale are applied as set forth in and as required by Section 2.9 (Mandatory Prepayments);"

     Section 2. Consent and Waiver to the Credit Agreement.

          Effective as of the Seventh Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein, the Administrative Agent and the Requisite Lenders hereby consent to the following transaction and grant a waiver in respect thereof as follows:

               (i) The Administrative Agent and the Requisite Lenders hereby consent to the sale by Exide Italia S.r.L. ("Exide Italia") to Iorio Trasporti e Logistica S.r.L. of certain unoccupied buildings and a portion of the real estate located in Casalnuovo, Naples, Italy for approximately
     (euro)9,000,001 in cash (the

     "Exide Italia Sale"), provided, that the proceeds from the Exide Italia Sale are received by Exide Italia approximately as follows: (euro)1,032,000 deposit paid July 14, 2003, (euro)1,437,500 due December 31, 2003 and
     (euro)6,530,501 due March 31, 2004;

               (ii) The Administrative Agent and the Requisite Lenders hereby waive the requirements of Section 8.4 (Sale of Assets) of the Credit Agreement solely with respect to the completion of the Exide Italia Sale as set forth in clauses (i) above; and

               (iii) The Administrative Agent and the Requisite Lenders hereby agree that no part of the aggregate consideration received for the Exide Italia Sale shall be applied to the $10,000,000 limit referred to in
     Section 8.4(l) (Sale of Assets) (as amended hereby) of the Credit
     Agreement.

     Section 3. Covenants.

          The Company and each Loan Party a party hereto agrees with the Lenders and the Administrative Agent to each of the following:

               (i) The Company shall provide proof of receipt to the Administrative Agent of payment of each portion of the proceeds of the Exide Italia Sale immediately upon receipt thereof.

               (ii) Immediately following the consummation of the Exide Italia Sale, and receipt of any proceeds therefrom, Exide Italia shall apply such proceeds in accordance with Section 2.9 (Mandatory Prepayments) of the Credit Agreement.

     Section 4. Conditions Precedent to the Effectiveness of this Seventh Amendment and Waiver.

          This Seventh Amendment and Waiver shall become effective as of the date hereof on the date (the "Seventh Amendment Effective Date") when the following conditions precedent have been satisfied:

               (i) Certain Documents. The Administrative Agent shall have received on or before the Seventh Amendment Effective Date all of the following, all of which shall be in form and substance satisfactory to the Administrative Agent, in sufficient quantity and, as applicable, originally executed for each of the Lenders:

                    (A) this Seventh Amendment and Waiver executed by the Borrowers, the Domestic Guarantors, sufficient Lenders to constitute the Requisite Lenders and the Administrative Agent;

                    (B) a Fifth Amendment and Waiver to the Standstill Agreement, dated as of the date hereof, executed by the Standstill Parties signatory thereto, the Standstill Lenders and the Pre-Petition Agent;

                    (C) A description of the nature and material terms and conditions of the Exide Italia Sale including a detailed description of the structure of the transaction and each specific asset to be sold and showing the flow of funds; and

                    (D) such additional documentation as the Administrative Agent or, if appropriate, the Requisite Lenders may reasonably require.

               (ii) Representations and Warranties. Each of the representations and warranties made by the Borrowers or the other Loan Parties in or pursuant to the Credit Agreement, as amended by this Seventh Amendment and Waiver, and the other Loan Documents to which the Borrowers or any of the other Loan Parties is a party or by which the Borrowers or any of the Loan Parties is bound, shall be true and correct in all material respects on and as of the Seventh Amendment Effective Date (other than representations and warranties in any such Loan Document expressly that are limited to a specific date).

               (iii) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Seventh Amendment and Waiver shall be satisfactory in all respects, including without limitation, form and substance, to the Administrative Agent in its sole discretion.

               (iv) No Events of Default. No Event of Default or Default shall have occurred and be continuing on the Seventh Amendment Effective Date.

               (v) Payment of Costs, Fees and Expenses. All costs, fees and expenses due and owing under any Loan Documents or Fee Letters to the Administrative Agent and the Lenders shall have been paid in full and legal counsel, including but not limited to, all foreign counsel, to the Administrative Agent shall have been paid all outstanding fees and expenses due and owing in connection with the Credit Agreement, the other Loan Documents and this Seventh Amendment and Waiver.

     Section 5. Representations and Warranties. Each Borrower and each Domestic Guarantor hereby represents and warrants to the Lenders that (a) as of the date hereof, and after giving effect to the amendments contained herein, no Event of Default or Default under the Credit Agreement shall have occurred and be continuing and (b) all of the representations and warranties of such Borrower and such Domestic Guarantor contained in Article IV (Representations and Warranties) of the Credit Agreement and in any other Loan Document are true and correct as of the date of execution hereof in all material respects, as though made on and as of such date (other than representations and warranties in any such Loan Document expressly that are limited to a specific date).

     Section 6. Reference to and Effect on the Loan Documents.

               (a) Upon the effectiveness of this Seventh Amendment and Waiver, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

               (b) Except as specifically amended hereby, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

               (c) The execution, delivery and effectiveness of this Seventh Amendment and Waiver shall not operate as a waiver of any right, power or remedy under the Credit Agreement or any of the Loan Documents of any Lender, any Issuer, the Administrative Agent, the Collateral Monitoring Agent, or the Swing Loan Lender nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

     Section 7. Fees, Costs and Expenses. The Borrowers and the Domestic Guarantors agree to pay on demand in accordance with the terms of Section 13.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Seventh Amendment and Waiver and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

     Section 8. Execution in Counterparts. This Seventh Amendment and Waiver may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

     Section 9. Affirmation of Guaranties. Each of the Domestic Guarantors hereby consents to the terms of this Seventh Amendment and Waiver in its capacity as a guarantor under the Credit Agreement and agrees that the terms of this Seventh Amendment and Waiver shall not affect in any way its obligations and liabilities under its Guaranty or any other Loan Document to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

     Section 10. Governing Law. This Seventh Amendment and Waiver shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, this Seventh Amendment and Waiver has been duly executed on the date set forth above.

                                             EXIDE TECHNOLOGIES, a debtor and a
                                                debtor in possession
                                                as a Borrower and a Domestic
                                                Guarantor


                                             By: /s/ Illegible
                                                 -------------------------------
                                                 Name: Illegible
                                                 Title: General Counsel


                                             EXIDE DELAWARE LLC, a debtor and
                                                a debtor in possession
                                                as a Borrower and a Domestic
                                                Guarantor


                                             By: /s/ Illegible
                                                 -------------------------------
                                                 Name: Illegible
                                                 Title: General Counsel


                                             RBD LIQUIDATION, LLC, a debtor and
                                                a debtor in possession
                                                as a Borrower and a Domestic
                                                Guarantor


                                             By: /s/ Illegible
                                                 -------------------------------
                                                 Name: Illegible
                                                 Title: General Counsel

                                             GNB BATTERY TECHNOLOGIES
                                                JAPAN, INC., as a Domestic
                                                Guarantor


                                             By: /s/ Illegible
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             EXIDE ILLINOIS, INC., a debtor and
                                                a debtor in possession
                                                as a Borrower and a Domestic
                                                Guarantor


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                             GNB BATTERY TECHNOLOGIES
                                                JAPAN, INC., as a Domestic
                                                Guarantor


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             EXIDE ILLINOIS, INC., a debtor and
                                                a debtor in possession
                                                as a Borrower and a Domestic
                                                Guarantor


                                             By: /s/ Illegible
                                                 -------------------------------
                                                 Name: Illegible
                                                 Title: General Counsel

                                             Citicorp USA, Inc.,
                                                as Administrative Agent, Swing
                                                Loan Lender, Collateral
                                                Monitoring  Agent, and a Lender


                                             By: /s/ Keith R. Gerding
                                                 -------------------------------
                                                 Name: Keith R. Gerding
                                                 Title: Vice President


                                             Citibank, N.A.,
                                                as Issuer


                                             By: /s/ Keith R. Gerding
                                                 -------------------------------
                                                 Name: Keith R. Gerding
                                                 Title: Vice President

                                             Other Lenders:

                                             CIT GROUP BUSINESS CREDIT


                                             By: /s/ Roderick Jarrett
                                                 -------------------------------
                                                 Name: Roderick Jarrett
                                                 Title: Assistant Vice President


                                             THE BANK OF NOVA SCOTIA, NEW YORK
                                                AGENCY


                                             By:
                                                 -------------------------------
                                                 Name: Daniel A. Castigan
                                                 Title: Director


                                             BEAR STEARNS & CO., INC.


                                             By:
                                                 -------------------------------
                                                 Name: John E. McDermott
                                                 Title: Senior Managing Director


                                            GE CAPITAL CFE, INC.


                                            By:
                                                --------------------------------
                                                Name: William E. Magee
                                                Title: Duly Authorized Signatory


                                             CREDIT AGRICOLE INDOSUEZ


                                             By:
                                                 -------------------------------
                                                 Name: Frederick W. Aase
                                                 Title: Vice President


                                             By:
                                                 -------------------------------
                                                 Name: Leo von Reissig
                                                 Title: Vice President


                                             LEHMAN COMMERCIAL PAPER, INC.


                                             By:
                                                 -------------------------------
                                                 Name: Frank P. Turner
                                                 Title: Authorized Signatory

                                             Other Lenders:

                                             CIT GROUP BUSINESS CREDIT


                                             By:
                                                 -------------------------------
                                                 Name: Roderick Jarrett
                                                 Title: Assistant Vice President


                                             THE BANK OF NOVA SCOTIA, NEW
                                                YORK AGENCY


                                             By: /s/ Daniel A. Castigan
                                                 -------------------------------
                                                 Name: Daniel A. Castigan
                                                 Title: Director


                                             BEAR STEARNS & CO., INC.


                                             By:
                                                 -------------------------------
                                                 Name: John E. McDermott
                                                 Title: Senior Managing Director


                                            GE CAPITAL CFE, INC.


                                            By:
                                                --------------------------------
                                                Name: William E. Magee
                                                Title: Duly Authorized Signatory


                                             CREDIT AGRICOLE INDOSUEZ


                                             By:
                                                 -------------------------------
                                                 Name: Frederick W. Aase
                                                 Title: Vice President


                                             By:
                                                 -------------------------------
                                                 Name: Leo von Reissig
                                                 Title: Vice President


                                             LEHMAN COMMERCIAL PAPER, INC.


                                             By:
                                                 -------------------------------
                                                 Name: Frank P. Turner
                                                 Title: Authorized Signatory

                                             Other Lenders:

                                             CIT GROUP BUSINESS CREDIT


                                             By:
                                                 -------------------------------
                                                 Name: Roderick Jarrett
                                                 Title: Assistant Vice President


                                             THE BANK OF NOVA SCOTIA, NEW YORK
                                                AGENCY


                                             By:
                                                 -------------------------------
                                                 Name: Daniel A. Castigan
                                                 Title: Director


                                             BEAR STEARNS & CO., INC.


                                             By: /s/ John E. McDermott
                                                 -------------------------------
                                                 Name: John E. McDermott
                                                 Title: Senior Managing Director


                                            GE CAPITAL CFE, INC.


                                            By:
                                                --------------------------------
                                                Name: William E. Magee
                                                Title: Duly Authorized Signatory


                                             CREDIT AGRICOLE INDOSUEZ


                                             By:
                                                 -------------------------------
                                                 Name: Frederick W. Aase
                                                 Title: Vice President


                                             By:
                                                 -------------------------------
                                                 Name: Leo von Reissig
                                                 Title: Vice President


                                             LEHMAN COMMERCIAL PAPER, INC.


                                             By:
                                                 -------------------------------
                                                 Name: Frank P. Turner
                                                 Title: Authorized Signatory

                                             Other Lenders:

                                             CIT GROUP BUSINESS CREDIT


                                             By:
                                                 -------------------------------
                                                 Name: Roderick Jarrett
                                                 Title: Assistant Vice President


                                             THE BANK OF NOVA SCOTIA, NEW
                                                YORK AGENCY


                                             By:
                                                 -------------------------------
                                                 Name: Daniel A. Castigan
                                                 Title: Director


                                             BEAR STEARNS & CO., INC.


                                             By:
                                                 -------------------------------
                                                 Name: John E. McDermott
                                                 Title: Senior Managing Director


                                            GE CAPITAL CFE, INC.


                                            By:
                                                --------------------------------
                                                Name: William E. Magee
                                                Title: Duly Authorized Signatory


                                             CREDIT AGRICOLE INDOSUEZ


                                             By:
                                                 -------------------------------
                                                 Name: Frederick W. Aase
                                                 Title: Vice President


                                             By:
                                                 -------------------------------
                                                 Name: Leo von Reissig
                                                 Title: Vice President


                                             LEHMAN COMMERCIAL PAPER, INC.


                                             By: /s/ Frank P. Turner
                                                 -------------------------------
                                                 Name: Frank P. Turner
                                                 Title: Authorized Signatory

                                             SPCP GROUP LLC


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             GOLDMAN SACHS CREDIT PARTNERS L.P.


                                             By:
                                                 ------------------------------
                                                 Name: John Makrinos
                                                 Title: Authorized Signature


                                             FOOTHILL INCOME TRUST, L.P.


                                             By: FIT GP, LLC, its General
                                                 Partner


                                                 By: /s/ Jeff Nikora
                                                     ---------------------------
                                                     Name: Jeff Nikora
                                                     Title: Managing Member


                                             FOOTHILL INCOME TRUST II, L.P.


                                             By: FIT II GP, LLC, its General
                                                 Partner


                                                 By: /s/ Jeff Nikora
                                                     ---------------------------
                                                     Name: Jeff Nikora
                                                     Title: Managing Member


                                             ENDURANCE CLO I, LTD.


                                             By: ING Capital Advisors LLC, as
                                                 Portfolio Manager


                                                 By:
                                                     ---------------------------
                                                     Name: Phillip C. Robbins
                                                     Title: Director

                                             EATON VANCE SENIOR INCOME TRUST


                                             By: Eaton Vance Management as
                                                 Investment Advisor


                                                 By:
                                                     ---------------------------
                                                     Name: Scott H. Page
                                                     Title: Vice President


                                             US BANK NATIONAL ASSOCIATION


                                             By: /s/ Suzanne E. Geiger
                                                 -------------------------------
                                                 Name: Suzanne E. Geiger
                                                 Title: Senior Vice President


                                             CANADIAN IMPERIAL BANK OF COMMERCE


                                             By:
                                                 -------------------------------
                                                 Name: John Livingston
                                                 Title: Authorized Signatory


                                             SUMITOMO MITSUI BANKING CORPORATION


                                             By:
                                                 -------------------------------
                                                 Name: William M. Ginn
                                                 Title: General Manager

                                             EATON VANCE SENIOR INCOME TRUST


                                             By: Eaton Vance Management as
                                                 Investment Advisor


                                                 By:
                                                     ---------------------------
                                                     Name: Scott H. Page
                                                     Title: Vice President


                                             US BANK NATIONAL ASSOCIATION


                                             By:
                                                 -------------------------------
                                                 Name: Suzanne E. Griger
                                                 Title: Senior Vice President


                                             CANADIAN IMPERIAL BANK OF COMMERCE


                                             By: /s/ John Livingston
                                                 -------------------------------
                                                 Name: John Livingston
                                                 Title: Authorized Signatory


                                             SUMITOMO MITSUI BANKING CORPORATION


                                             By:
                                                 -------------------------------
                                                 Name: William M. Ginn
                                                 Title: General Manager

                                             EATON VANCE SENIOR INCOME TRUST


                                             By: Eaton Vance Management as
                                                 Investment Advisor


                                                 By:
                                                     ---------------------------
                                                     Name: Scott H. Page
                                                     Title: Vice President


                                             US BANK NATIONAL ASSOCIATION


                                             By:
                                                 -------------------------------
                                                 Name: Suzanne E. Griger
                                                 Title: Senior Vice President


                                             CANADIAN IMPERIAL BANK OF COMMERCE


                                             By:
                                                 -------------------------------
                                                 Name: John Livingston
                                                 Title: Authorized Signatory


                                             SUMITOMO MITSUI BANKING CORPORATION


                                             By: /s/ William M. Ginn
                                                 -------------------------------
                                                 Name: William M. Ginn
                                                 Title: General Manager

                                             EATON VANCE SENIOR INCOME TRUST

                                             By: Eaton Vance Management as
                                                 Investment Advisor


                                                 By:
                                                     ---------------------------
                                                     Name: Scott H. Page
                                                     Title: Vice President


                                             US BANK NATIONAL ASSOCIATION


                                             By:
                                                 -------------------------------
                                                 Name: Suzanne E. Griger
                                                 Title: Senior Vice President


                                             CANADIAN IMPERIAL BANK OF COMMERCE


                                             By:
                                                 -------------------------------
                                                 Name: John Livingston
                                                 Title: Authorized Signatory


                                             SUMITOMO MITSUI BANKING CORPORATION


                                             By:
                                                 -------------------------------
                                                 Name: William M. Ginn
                                                 Title: General Manager


                                             TRS1 LLC


                                             By: /s/ Deborah O'Keeffe
                                                 -------------------------------
                                                 Name: Deborah O'Keeffe
                                                 Title: Vice President